Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.19795%



        Excess Protection Level
          3 Month Average   5.99%
            June, 1999   5.19%
            May, 1999   7.65%
            April, 1999   5.14%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.18%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $ 44,380,968,357.42


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,888,448,838.93